SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            IFS INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:________

     2)  Aggregate number of securities to which transaction applies:___________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         =======================================================================
         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:_______________________

     5)  Total fee paid:________________________________________________________

[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:________________________________________________
     2)  Form, Schedule or Registration Statement No.:__________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________
                        Copies of all communications to:
                           MICHAEL D. DiGIOVANNA, Esq.
                           Parker Duryee Rosoff & Haft
                                529 Fifth Avenue
                            New York, New York 10017
                                 (212) 599-0500
                               Fax: (212) 972-9487

                             IFS INTERNATIONAL, INC.
                                 300 Jordan Road
                              Troy, New York 12180
                              --------------------

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 28, 1997
                              -------------------


To the Stockholders of IFS INTERNATIONAL, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of IFS INTERNATIONAL, INC., a Delaware corporation (the"Company"), will be held at 300 Jordan Road, Troy, New York, on Tuesday, October 28, 1997 at the hour of 10:00 a.m., for the following purposes:

          1)  To elect eight Directors of the Company for the ensuing year;

          2) To ratify the selection of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1998; and

          3) To transact such other business as may properly come before the Meeting.

      Only stockholders of record at the close of business on September 8, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.





                                                   /s/ CARMEN A. PASCUITO
                                                   -----------------------------
                          CARMEN A. PASCUITO, Secretary


Troy, New York
October 7, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                            IFS INTERNATIONAL, INC.
                                300 Jordan Road
                                 Troy, NY 12180
                                  -----------

                                PROXY STATEMENT
                                  -----------

   This Proxy Statement is being mailed on or about October 8, 1997 to all stockholders of record at the close of business on September 8, 1997 in connection with the solicitation by the Board of Directors of IFS International, Inc. (the "Company") of Proxies for the Annual Meeting of Stockholders (the"Meeting") to be held on October 28, 1997. Proxies will be solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by the Company. All Proxies duly executed and received by the persons designated as proxy therein will be voted on all matters presented at the Meeting in accordance with the specifications given therein by the person executing such Proxy or, in the absence of specified instructions, will be voted for the named nominees to the Company's Board of Directors and in favor of the proposal to ratify the selection of Urbach Kahn & Werlin PC as the Company's independent auditors. The Company's Board of Directors does not know of any other matter that may be brought before the Meeting but, in the event that any other matter should come before the Meeting, or any nominee should not be available for election, the persons named as proxy will have authority to vote all Proxies not marked to the contrary in their discretion as they deem advisable. Any stockholder may revoke his Proxy at any time before the Meeting by written notice to such effect received by the Company at the address set forth above,
Attn: Corporate Secretary, by delivery of a subsequently dated Proxy or by attending the Meeting and voting in person.

   The total number of shares of the Company's Common Stock and Series A Convertible Preferred Stock (the "Preferred Stock") outstanding as of September 8, 1997 was 1,093,358 and 1,380,000 shares, respectively. The Common Stock and Preferred Stock are the only classes of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on September 8, 1997 will be entitled to vote. A majority of the aggregate number of shares of Common Stock and Preferred Stock outstanding and entitled to vote, or 1,236,680 shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, a plurality of the aggregate votes cast by the holders of Common Stock and Preferred Stock is required for the election of the named nominees to the Board of Directors. A vote of a majority of the shares of Common Stock present and voting, in person or by proxy, at the Meeting and a vote of a majority of the shares of Preferred Stock present and voting, in person or by proxy, at the Meeting is required to pass upon each of the others matters presented. Abstentions will be counted in tabulations of the votes cast on the proposal to ratify the selection of the Company's independent auditors, whereas broker nonvotes will not be counted for purposes of determining whether a proposal has been approved. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

   A list of stockholders entitled to vote at the Meeting will be available at the Company's offices, 300 Jordan Road, Troy, New York for a period of ten days prior to the Meeting and at the Meeting itself for examination by any stockholder.

                             PRINCIPAL STOCKHOLDERS

   The following table sets forth certain information regarding beneficial ownership of the Common Stock and Preferred Stock as of September 8, 1997 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock and Preferred Stock, (ii) each director of the Company, (iii) each Named Officer (as in hereinafter defined), (iv) and all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock and Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


Name and Address of                                                     Number Of Shares     Percentage
Beneficial Owner                                        Title of Class  Beneficially Owned   of Class
 ---------------------------------------------------    --------------  ------------------   ----------
Frank Pascuito......................................    Common          327,911(1)           26.7%
   Rensselaer Technology Park
   300 Jordan Road
   Troy, NY 12180
Charles J. Caserta..................................    Common          324,933(2)           26.5%
   Rensselaer Technology Park
   300 Jordan Road
   Troy, NY 12180
Simon J. Theobald...................................    Common          45,499(3)             4.0%
   Little Elms, 12 Green Lane,
   Croxley Green, Rickmansworth,
   Hertfordshire, WD3 3HR England
Jerald Tishkoff.....................................    Common          56,170(4)             5.1%
   2620 S. Green
   University Heights, Ohio 44122
Arnold Wells........................................    Common          10,500(5)             1.0%
   1100 Madison Avenue
   New York, NY 10028
John P. Singleton...................................    Common          10,000(5)             0.9%
   4331 Rosecliff Drive                                 Preferred       11,000                0.8%
   Charlotte, NC 28277
DuWayne J. Peterson.................................    Common          10,000(5)             0.9%
   225 South Lake Ave.
   Pasadena, Ca. 91101
David L. Hodge......................................    Common          0(6)                  0.0%
   10063 NW 48th Court
   Coral Springs, Fl. 33076
All directors and executive officers as a group (8
persons) ...............................................Common          786,794(7)           54.2%
                                                        Preferred       11,000                0.8%
--------
(1) Includes 120,835 shares issuable upon exercise of stock options.

(2) Includes 125,813 shares issuable upon exercise of stock options.

(3) Includes 45,260 shares issuable upon exercise of stock options.

(4) Includes 14,170 shares issuable upon exercise of stock options.

(5) Includes 10,000 shares issuable upon exercise of stock options.

(6) If Mr. Hodge is elected to the Board of Directors, the Company intends to grant him options to purchase 10,000 shares of Common Stock.

(7) Includes 355,900 shares issuable upon exercise of stock options.


                             ELECTION OF DIRECTORS

   Seven directors are to be elected at the Meeting to serve for a term of one year or until their respective successors are elected and qualified.

Information Concerning Nominees

   The following table sets forth the positions and offices presently held with the Company by each nominee, his age and his tenure as a director:

                                     Positions Presently Held                             Director
Name                       Age       with the Company                                     Since
-------------------        ---       ----------------------------------------------       --------
Frank A. Pascuito..........41        Chairman of the Board, Chief Executive Officer         1989
                                     and Director

Charles J. Caserta.........41        President and Director                                 1989

Simon J. Theobald .........33        Director and Managing Director of EMEA                 1994

Jerald Tishkoff  ..........60        Director                                               1994

Arnold Wells  .............78        Director                                               1986

John P. Singleton..........60        Director                                               1997

DuWayne J. Peterson........65        Director                                               1997

David L. Hodge.............58       Director                                                1997

         Frank A. Pascuito has been the Chief Executive Officer and Chairman of the Board of the Company since 1989. Mr. Pascuito co-founded the Company's predecessor company, IFS International, Inc.(formerly named Avant-Garde Computer Systems, Inc.), a New York corporation engaged in the development and marketing of software (the "Predecessor"), In 1981 and served as its President until November 1987 and as its Vice President of Product Planning until 1989. Prior to 1981, he was employed by NCR Corporation's ATM software development team. As a consultant to NCR in 1979, he assisted in the development and performed the installation of the first on-line/off-line ATM system for NCR in the United States. Mr. Pascuito has over ten years of operating and marketing experience in EFT system design, sales and service. Mr. Pascuito is a graduate of the State University of New York at Potsdam with a B.S. degree in Computer Science. He is active in several area organizations dealing with technology, software, and world trade.

         Charles J. Caserta has been the President and a director of the Company since 1989. Mr. Caserta co-founded the Predecessor in 1981 and served as its Chairman until November 1987 and as its Vice President of Sales until 1989. Mr. Caserta has over ten years of consulting and marketing experience in EFT system design, sales and service. Mr. Caserta is a graduate of Villanova University with a B.A. degree in English.

         Simon J. Theobald has been a director of the Company since December 1994 and was the Director of Sales and Marketing of the European Division based in London between 1992 and July 1997 and has been Managing Director of EMEA (Europe, Middle East, Africa) since July 1997. From 1986 to April 1992, he was employed by Applied Communications Inc., a subsidiary of Transaction Systems Architects, Inc. Mr. Theobald has more than fifteen years experience in the electronic funds transfer industry. Mr. Theobald is a graduate of De-Havilland College with a degree in computer studies and technology.

         Jerald Tishkoff has been a director of the Company since May 1994. Mr. Tishkoff also serves as a consultant to the Company. Since 1991, Mr. Tishkoff has been Director of Marketing and a member of the Board of Directors of Allen Technologies, Inc., a private company that provides interactive television networks to schools and hospitals. Between 1967 and 1991, he was Director of Marketing of Wells National Services, a provider of interactive television networks to hospitals. He serves on the Advisory Board of the Jewish Federation, a charitable organization. He is a graduate of Western Reserve University of Cleveland with a B.B.A. degree and attended Western Reserve University Law School.

         Arnold Wells has been a director of the Company since 1986. Since 1976, Mr. Wells has been a private investor and consultant in the health and communications fields. Mr. Wells organized Wells Television (subsequently named Wells National Services). In 1978, Mr. Wells formed WellsArt Limited, a company which is engaged in the publishing and licensing work of prominent artists. Mr. Wells is a graduate of Western Reserve University with a B.A. degree.

         John P. Singleton has been a director of the Company since April 1997. In July 1997 he was appointed Chairman of its Executive Committee. He is presently President and CEO of Singleton & Associates, a holding company for financial services companies. Mr. Singleton was General Manager, Business Development of IBM/Integrated Systems Solution Corporation from 1992-1996. Between 1982-1992, he held several positions with Security Pacific Corporation ranging from Senior Vice President Central Information Group to Vice Chairman and Chief Operating Officer and member of the Office of the Chairman. Mr. Singleton is a graduate of Arizona State University with a B.S. degree in Business Management.

         DuWayne J. Peterson has been a director of the Company since July 1997. Mr. Peterson is President of DuWayne Peterson Associates, a consulting firm specializing in the effective management of information technology. Prior to forming his firm in 1991, he held the position of Executive Vice President, Operations, Systems and Telecommunications at Merrill Lynch. Mr. Peterson holds a B.S. degree from M.I.T. and an MBA from UCLA.

         David L. Hodge has been a director of the Company since September 1997. Mr. Hodge is presently Vice President, Product Development within the Cable and Broadband Solutions Group of Cincinnati Bell Information Systems (CBIS). Mr. Hodge has been in this position since 1994. Prior to this position, he served as Vice President of Precedent 2000 Development at CBIS. Mr. Hodge has been with CBIS in various capacities since 1987. Mr Hodge holds a B.S. degree from the United States Military Academy at West Point and a Master of Science degree in mechanical engineering from New Mexico State University.

         Pursuant to the terms of the underwriting agreement for the Company's public offering in March 1997, the underwriter of such public offering ("the Underwriter") has the right to nominate a member of the Board of Directors and the Company will use its best efforts to have such nominee elected to the Board. The Underwriter nominated and the Company elected John P. Singleton as a member of the Board of Directors, effective April 7, 1997. The Underwriter has nominated Mr. Singleton to be a member of the Board of Directors for election at the Meeting.

Identification of Executive Officers
(Excludes Executive Officers who are also Directors)


Name                  Age     Position(s)                Principal Occupation
----                  ---     -----------                --------------------

Carmen A. Pascuito    38      Controller and Secretary   Carmen A. Pascuito has
                                                         been  Secretary  of the
                                                         Company  since December
                                                         1996 and its Controller
                                                         since 1989. Mr.Pascuito
                                                         joined the  Predecessor
                                                         in   1985  as  a  staff
                                                         accountant  and  became
                                                         its Controller in 1988.
                                                         Mr.   Pascuito   is   a
                                                         graduate     of   Siena
                                                         College with  a  B.B.A.
                                                         degree in Accounting.


   Frank A. Pascuito and Carmen A. Pascuito are brothers.

   Executive officers are elected annually by the Company's Board of Directors to hold office until the first meeting of the Company's Board of Directors following the next annual meeting of stockholders and until their successors are chosen and qualified.

Information Concerning the Board

   The Board of Directors held nine meetings during the year ended April 30, 1997. All then incumbent directors attended all of such meetings.

   The Compensation Committee of the Company's Board of Directors was formed July 1, 1997. The Compensation Committee is currently composed of Messrs. Caserta, Singleton, and Peterson. Members of the Compensation Committee will review and recommend the compensation structure for management and key employees. As of this date, the Compensation Committee has not held any meetings.

   The Audit Committee of the Company's Board of Directors was formed July 1, 1997. The Audit Committee is currently composed of Messrs. Tishkoff, Singleton, and Peterson. The Audit Committee is charged with the review of the activities of the Company's independent auditors (including but not limited to, fees, services and scope of the audit). As of this date, the Audit Committee has not held any meetings.

   The Executive Committee of the Company's Board of Directors was formed July 1, 1997. The Executive Committee is currently composed of Messrs. Caserta, Pascuito, Tishkoff, Singleton, and Peterson. The Executive Committee is charged with making major business and operations decisions within the Company that do not need full board approval. As of this date, the Executive Committee has not held any meetings.

   The Company does not have a nominating committee, charged with the search for and recommendation to the Company's Board of Directors of potential nominees for the Company's Board of Directors positions. These functions are performed by the Company's Board of Directors as a whole.

Reporting Delinquencies

   Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended April 30, 1997, no officer, director or greater than 10% beneficial owner was late with his filings other than Messrs. Frank A. Pascuito, Charles J. Caserta, Simon J. Theobald, Carmen A. Pascuito, Jerald Tishkoff, Arnold Wells, and John P. Singleton who were late in filing their respective Form 3.

                             EXECUTIVE COMPENSATION

   The following table sets forth information concerning compensation paid or accrued by the Company or its subsidiaries for services rendered during the fiscal years ended April 30, 1997, 1996 and 1995 to the Company's Chief Executive Officer and to any executive officer whose compensation exceeded $100,000 during its fiscal year ended April 30, 1997:


                                                 Summary Compensation Table

                              Annual Compensation                       Long-Term Compensation
                           -------------------------    -------------------------------------------------------
                                                        Other                                      All
                                                        Annual   Restricted  Securities            Other
Name and                   Fiscal                       Compen-  Stock       Underlying            LTIP Compen-
Principal Position          Year   Salary      Bonus    sation   Award(s)    Option(s)    Payouts  sation
 -----------------------   ------  ------      -----    ------   ----------  ----------   -------  ------------
Frank Pascuito...........  1997    $94,061(1)  $50,305  $-0-     $-0-        87,485       -0-      $-0-
   Chief Executive Officer 1996    $88,000(1)  $-0-     $-0-     $-0-        -0-          -0-      $-0-
                           1995    $88,000(1)  $-0-     $-0-     $-0-        -0-          -0-      $-0-

Charles Caserta..........  1997    $102,132(2) $70,984  $-0-     $-0-        92,463       -0-      $-0-
   President               1996    $90,794 (2) $-0-     $-0-     $-0-        -0-          -0-      $-0-
                           1995    $88,000 (2) $-0-     $-0-     $-0-        -0-          -0-      $-0-

Simon Theobald...........  1997    $183,790    $-0-     $-0-     $-0-        25,000       -0-      $-0-
   Managing Director       1996    $106,436    $-0-     $-0-     $-0-        -0-          -0-      $-0-
   of EMEA                 1995    $167,356    $-0-     $-0-     $-0-        -0-          -0-      $-0-

--------
(1) Does not  include  accrued  interest  of $2,367,  $5,706  and  $5,336  for the fiscal  years  ended  April 30, 1997, 1996, 1995, respectively,  for  salaries  earned but  deferred.  The  interest  rate on such deferred  salaries  was 12% per annum. See "Certain
Relationships and Related Transactions."

(2) Does not  include  accrued  interest  of $2,899,  $6,862  and  $6,637  for the fiscal  years  ended  April 30, 1997, 1996, 1995, respectively,  for  salaries  earned but  deferred.  The  interest  rate on such deferred  salaries was 12% per annum. See " Certain
Relationships and Related Transactions."

Set forth below with respect to the executive officers set forth in the Summary Compensation Table (the "Named Officers") is further information concerning options to purchase Common Stock under the Company's stock option plans, and employment agreements.

   The following table sets forth all grants of stock options to each of the named executive officers of the Company during the fiscal year ended April 30, 1997.




                              Option Grants in Fiscal Year Ended April 30, 1997

                               Number of
                               Shares              % of Total
                               of Common Stock     Options
                               Underlying          Granted to
                               Options             Employees in    Per Share        Expiration
Name                           Granted             Fiscal Year     Exercise Price   Date
-------                        -----------------   -------------   --------------   -----------
Frank A. Pascuito................2,776              1.2  %         $3.50            12/01/06
Frank A. Pascuito...............75,000             33.3  %         $5.00            1/01/07
Frank A. Pascuito................4,709              2.1  %         $4.88            4/28/07
Frank A. Pascuito................5,000              2.2  %         $6.75            4/07/07
Charles J. Caserta...............7,754              3.4  %         $3.50            12/01/06
Charles J. Caserta...............4,709              2.1  %         $4.88            4/28/07
Charles J. Caserta..............75,000             33.3  %         $5.00            1/01/07
Charles J. Caserta...............5,000              2.2  %         $6.75            4/07/07
Simon J. Theobald...............20,000             10.5  %         $1.50            10/01/03
Simon J. Theobald................5,000              2.2  %         $6.75            4/07/07

   The following table sets forth information as to options exercised by each of the named executives during the fiscal year ended April 30, 1997 and the value of in-the-money options held by such executives at April 30, 1997.


                                Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

                                                                 Number of Securities              Value of Unexercised
                           Number of Shares                      Underlying Unexercised            In-the-Money
                           of Common Stock                       Options as of April 30, 1997      Options as of April 30, 1997(1)
                           Acquired on                           ----------------------------      -------------------------------
      Name                 Exercise             Value Realized   Exercisable  Unexercisable        Exercisable  Unexercisable
 ---------------------     ----------------     --------------   -----------  -------------        -----------  -------------
Frank Pascuito,
 Chief Executive Officer...4,978                 $14,138         133,280           0               $90,635      $     0

Charles Caserta,
 President.................4,978                 $14,138         133,280           0               $76,317      $     0

Simon Theobald,
 Director..................0                           0          41,896      18,104               $92,302      $50,154

--------
(1) Based on a market price of $4.27 per share at April 30, 1997.


Employment  Agreements

   Frank A. Pascuito and Charles J. Caserta have entered into a three year employment agreement with the Company, effective as of January 1, 1997, that provide for their employment as Chairman of the Board and President, respectively. Under their respective agreements, Messrs. Pascuito and Caserta will each receive a base salary of $110,000 per year for each of the first two years and an amount to be determined by the Board of Directors for the third year. In addition, Messrs. Pascuito and Caserta each will be generally entitled to commissions of 8% on revenues during any fiscal year in excess of $425,000 pursuant to licenses agreements generated by their respective sales efforts. The Board of Directors may in its discretion grant bonuses to Messrs. Pascuito and Caserta. Pursuant to these employment agreements and not pursuant to any option plan, Messrs. Pascuito and Caserta also each received options to purchase 75,000 shares of Common Stock at an exercise price of $5.00 per share. Each agreement contains a restrictive covenant requiring the executive not to compete with the Company for the term of the agreement, for two years following termination for cause or for one year if such executive's employment agreement is not renewed by the Company. Each agreement provides for a car allowance.

Stock Option Plans

   The Company has two option plans: the 1996 Stock Option Plan (the "1996 Plan") and the 1988 Stock Option Plan (the "1988 Plan").

   The 1996 Plan provides for the granting of options which are intended to qualify either as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 or as options which are not intended to meet the requirements of such section ("Nonstatutory Stock Options"). The total number of shares of Common Stock reserved for issuance under the 1996 Plan is 300,000. Options to purchase shares may be granted under the 1996 Plan to persons who, in the case of Incentive Stock Options, are key employees (including officers) of the Company or any subsidiary of the Company, or, in the case of Nonstatutory Stock Options, are key employees (including officers) or nonemployee directors of, or nonemployee consultants to, the Company or any subsidiary of the Company.

   The 1996 Plan provides for its administration by the Board of Directors or a committee chosen by the Board of Directors, which has discretionary authority, subject to certain restrictions, to determine the number of shares issued pursuant to Incentive Stock Options and Nonstatutory Stock Options and the individuals to whom, the times at which and the exercise price for which options will be granted.

   The exercise price of all Incentive Stock Options granted under the 1996 Plan must be at least equal to the fair market value of such shares on the date of the grant or, in the case of Incentive Stock Options granted to the holder of more than 10% of the Company's Common Stock, at least 110% of the fair market value of such shares on the date of the grant. The maximum exercise period for which Incentive Stock Options may be granted is ten years from the date of grant (five years in the case of an individual owning more than 10% of the Company's Common Stock). The aggregate fair market value (determined at the date of the option grant) of shares with respect to which Incentive Stock Options are exercisable for the first time by the holder of the option during any calendar year shall not exceed $100,000.

   As of April 30, 1997, 35,000 options have been granted pursuant to the 1996 Plan.

   The 1988 Plan provides for the issuance of options to purchase Common Stock to key employees, officers, directors and consultants. As of April 30, 1997, there were options outstanding to purchase 248,542 shares of Common Stock under the 1988 Plan. All options are exercisable at prices ranging from $.66 to $4.88 per share and expire in various years between 1997 - 2006. As of April 30, 1997, there were no options available for grant to purchase shares of Common Stock under the 1988 Plan.

   The exercise price of all future option grants will be at least 85% of the fair market value of the Common Stock on the date of grant.

Compensation of Directors

   Directors who are not employed by the Company will be paid a fee of $6,000 per year plus $500 for each board of directors meeting attended. Directors will also be paid $1,500 per year for each committee in which they are a member. All directors are reimbursed for expenses incurred on behalf of the Company.

Certain Relationships and Related Transactions

   Frank Pascuito deferred salaries for the five fiscal years ended April 30, 1995 in the aggregate amount of $60,765. Such deferred salaries bore interest at the rate of 12% per annum until September 30, 1996, which interest aggregated $31,013 as of such date and was also deferred. As of April 30, 1997, all deferred salaries and interest have been paid.

   Charles Caserta deferred salaries for the five fiscal years ended April 30, 1995 in the aggregate amount of $62,439. Such deferred salaries bore interest at the rate of 12% per annum until September 30, 1996, which interest aggregated $34,464 as of such date and was also deferred. As of April 30, 1997, all deferred salaries and interest have been paid.

   Simon J. Theobald, Managing Director of EMEA, receives pursuant to an agreement a base annual salary of $81,634 and a commission in the amount of 8% of gross revenues of any licensing agreement for which he provides sales and marketing services. For the fiscal year ended April 30, 1997, Mr. Theobald earned $183,790 salaries and commissions.

   In April, 1997, the Company entered into a consulting services agreement with Jerald Tishkoff, a Director of the Company. Mr. Tishkoff provided management consulting services and performed those duties ordinarily performed by the chief operating officer of a software development company. Mr. Tishkoff is compensated at a rate of $13,500 per month for services in addition to reimbursement for personal expenses. For fiscal year 1997, Mr. Tishkoff was compensated approximately $105,000, including services and expenses prior to the agreement.

   In September 1996, the Company, as part of the Bridge Financing, sold to unrelated third parties $500,000 principal amount of the Company's notes (the "Notes") for $500,000 and warrants to purchase 100,000 shares of Common Stock for $5,000. The Notes bore interest at 12% per annum and were due on the earlier of March 24, 1998 or the closing of the Public Offering. The warrants are exercisable at $2.50 per share, subject to adjustment, at any time until September 24, 2001. The Bridge Financing was satisfied on February 21, 1997.

   The Company believes that all transactions with officers were made on terms no less favorable to the Company than those available from unaffiliated parties. All future transactions between the Company and its officers, directors and 5% shareholders will be on terms no less favorable than could be obtained by independent third parties and will be approved by a majority of the independent disinterested directors of the Company.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected Urbach Kahn & Werlin PC to audit the accounts of the Company for the fiscal year ending April 30, 1998. Such firm, which has served as the Company's independent auditor since April 1993 has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

   Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of Urbach Kahn & Werlin PC as the Company's independent auditors.

   A representative of Urbach Kahn & Werlin PC is expected to attend the meeting and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the Company's 1998 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received by the Company's offices in Troy, New York by June 9, 1998 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                  FORM 10-KSB

   A copy of the Company's Form 10-KSB is available at no charge upon written request to its Investor Relations department at 300 Jordan Road, Troy, NY 12180.

                             IFS INTERNATIONAL, INC.
                                 300 Jordan Road
                              Troy, New York 12180

           This Proxy is Solicited on Behalf of the Board of Directors

   The undersigned hereby appoints Frank A. Pascuito and Charles J. Caserta as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock and Series A Convertible Preferred Stock of IFS International, Inc. (the "Company") held of record by the undersigned on September 8, 1997 at the Annual Meeting of Stockholders to be held on October 28, 1997 or any adjournment thereof.

   1. Election of Directors:

[ ]FOR all nominees listed below  [ ]WITHHOLD AUTHORITY to vote for all nominees
   (except as marked to the          listed below
    contrary below)

(Instruction: To  withhold  authority to vote for any individual nominee, strike such nominee's name from the list below.)

              Frank A. Pascuito      Jerald Tishkoff     Arnold Wells
              Charles J. Caserta     Simon J. Theobald   John P. Singleton
              DuWayne J. Peterson    David L. Hodge

   2. To ratify the selection of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1998.

              FOR [ ]                AGAINST [ ]                   ABSTAIN [ ]

   3. To transact such other business as may properly come before the meeting.

If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly           When shares are held by joint tenants, both should
as name appears below.        sign.   When   signing  as  attorney ,  executor ,
                              administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                              ---------------------------------------
                                               Signature



                              ---------------------------------------
                                       Signature if held jointly


                              Date:________________________, 1997